UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2016 (May 10, 2016)

____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 338-9119
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

At the National Instruments Corporation (“NI”) annual meeting of stockholders held on May 10, 2016 (the “Annual Meeting”), the stockholders elected each of the following individuals to serve on the NI Board of Directors for a term of three years, or until his successor is duly elected and qualified.

Proposal 1: Election of Directors	Votes For	Votes Withheld	Broker Non- Votes

Dr. James J. Truchard	110,112,581	1,078,275	12,037,627
John M. Berra	110,168,529	1,022,327	12,037,627

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Proposal 2: To ratify the appointment of Ernst & Young LLP as NI’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	122,221,841	934,021	72,621	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ DAVID G. HUGLEY

David G. Hugley Vice President & General Counsel; Secretary

Date:  May 11, 2016